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                                                                  EXHIBIT 5.2

                    CONSENT OF CASSELS BROCK & BLACKWELL LLP

                  We hereby consent to the reference to our opinions contained under "Eligibility for Investment" and "Canadian Federal Income Tax Considerations" in the Registration Statement on Form F-10 of Central Fund of Canada Limited.

                                                       [SIGNATURE]
         Toronto, Canada                      /s/ Cassels Brock & Blackwell LLP
         December 8, 2003